Exhibit 10.12

Addendum No. 03 to the Contract of Potency Reserve and Supply of Electric Power, executed by and between Companhia Hidro Elétrica do São Francisco - CHESF and Trikem S/A, on 06/02/1998.

COMPANHIA HIDRO ELÉTRICA DO SÃO FRANCISCO, operator of electric power public services, established in the City of Recife, State of Pernambuco, at Rua Delmiro Gouveia number 333, District of Bongi, enrolled in the Taxpayers’ General Registry of the Ministry of Finance under number 33 541 368/0001-16 and in the Fiscal Registry of the State of Pernambuco under number 18 1 001 0005584-6, hereinafter referred to as CHESF, and TRIKEM S/A, with its industrial facilities in the Municipality of Maceió, State of Alagoas, enrolled in the Taxpayers’ General Registry of the Ministry of Finance under number 13 558 226/0013-98 and in the Fiscal Registry of the State of Alagoas under number 240 07111-5, hereinafter referred to as CONSUMER, the parties being represented by their Directors who signed “in-fine”, have mutually adjusted this ADDENDUM TO THE CONTRACT OF POTENCY RESERVE AND SUPPLY OF ELECTRIC POWER, according to the following clauses:

1st CLAUSE	The subject matter of this addendum is to set forth the replacement of demand corresponding to the “Compensation of the electric energy block that was not consumed by TRIKEM-UCS-AL during the scheduled stoppage for maintenance in the period from 09/22/99 through 09/28/99, as follows:

.	During the replacement period, from 00:00h of 02/01/2000 through 24:00h of 02/04/2000, for both peak and out of peak segments, the following conditions are agreed:

1.	Consider the demand amounts, contracted for both peak and out of peak segments, at the present amount, which is 165,000 kW.

2.	The tolerance for calculating the excess demand is 5% (five percent) of the contract’s value for both peak and out of peak segment, and corresponds to 8,250 kW.

3.	For the replacement period, TRIKEM-UCS-AL’s consumption history will be observed, where it is verified the demand record close to the 5% limit over the contract.

4.	The demand amount measured, or equivalent, up to the limit of 173,000 kW (value historically practiced, updated to the new value of the contract) will be considered as firm demand for billing purposes both segments.

5.	The demand amount measured, or equivalent, in excess of 173,000 KW, up to the limit of 178,000 KW, will be deemed to be replacement demand, which will not be billed.

6.	The demand amount measured, or equivalent, in excess of 178,000 KW, up to the limit of 178,250 KW, will be considered as firm demand for billing purposes.

7.	If the limit of 178,250 KW (contract demand plus replacement demand plus tolerance limit) is exceeded, the demand amount measured, or equivalent, in excess of 170,000 KW (contracted demand plus replacement demand) will be considered as excess for billing purposes.

8.	The consumption effectively measured, or equivalent, will be considered as firm for billing purposes.

9.	In the case of operational restrictions, CHESF might request the return of demand to the contract’s level, without such event implying in postponement of this addendum, or any other kind of compensation by CHESF.

.	During the replacement period, from 00:00h of 02/05/2000 through 24:00h of 02/29/2000, for both peak and out of peak segments, the conditions described below are agreed:

1.	Consider the demand amounts contracted for both peak and out of peak segments, in the amount of 170,000 kW.

2.	The tolerance for calculating the excess demand is 5% (five percent) of the contract’s value for both peak and out of peak segment, and corresponds to 8,500 kW.

3.	For the replacement period, TRIKEM-UCS-AL’s consumption history will be observed, where it is verified the demand record close to the 5% limit over the contract.

4.	The demand amount measured, or equivalent, up to the limit of 173,000 kW (value historically practiced, updated to the new value of the contract) will be considered as firm demand for billing purposes both segments.

5.	The demand amount measured, or equivalent, in excess of 173,000 KW, up to the limit of 175,500 KW, will be deemed to be replacement demand, which will not be billed.

6.	The demand amount measured, or equivalent, in excess of 175,500 KW, up to the limit of 181,000 KW, will be considered as firm demand for billing purposes.

7.	If the limit of 181,000 KW (contract demand plus replacement demand plus tolerance limit) is exceeded, the demand amount measured, or equivalent, in excess of 172,500 KW (contracted demand plus replacement demand) will be considered as excess for billing purposes.

8.	The consumption effectively measured, or equivalent, will be considered as firm for billing purposes.

9.	In the case of operational restrictions, CHESF might request the return of demand to the contract’s level, without such event implying in postponement of this addendum, or any other kind of compensation by CHESF.

2nd CLAUSE	The other clauses in the contract hereby appended, remain unchanged with respect to all provisions that do not expressly or implicitly are conflicting herewith.

Being thus agreed, the parties sign this instrument on 3 (three) copies of equal content and configuration, in the presence of the witnesses indicated.

Recife, January 31, 2000

COMPANHIA HIDRO ELÉTRICA DO SÃO FRANCISCO — CHESF

(Signed by) Mozart de Siqueira Campos Araujo,	(Signed by) Paulo de Tarso da Costa,

Director President	Operations Director

TRIKEM S/A.

(Signed by) OSVALDO URDANIZ DEIRO, Director	(Signed by) JOÃO CARLOS BRASIL FEIJÓ, Director

WITNESSES:

(Signed by) Ricardo de Maya Gomes Simões,	(Signed by) João Henrique de Araújo Franklin Neto